EXHIBIT 10.1


                                                               EXECUTION VERSION


                  FIRST AMENDMENT, dated as of February 23, 2006 (this "AMENDMENT"), to the Credit Agreement dated as of December 29, 2005 (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among DLI HOLDING II CORP., a Delaware corporation ("HOLDINGS"), DEL LABORATORIES, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), J.P. MORGAN SECURITIES, INC. as sole lead arranger and sole bookrunner (in such capacity, the "ARRANGER") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                  The parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                  2. AMENDMENTS. The Credit Agreement shall be, and hereby is, amended as follows:

                  (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

                           "INVENTORY": as defined in Article 9 of the UCC.

                  (b) Section 9.7 of the Credit Agreement is hereby amended by inserting the parenthetical "(other than the Arranger)" immediately after the words "each Agent" in the first sentence thereof.

                  (c) Section 10.1 of the Credit Agreement is hereby amended:

                           (i) by deleting the language "of more than 80% of the Lenders" at the end of clause b(iv) of the first paragraph and inserting the language "of the holders of more than 80% of the Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Revolving Extensions of Credit then outstanding" in place thereof;

                           (ii) by inserting immediately after clause (b)(iv) of the first paragraph the following new clause
                           (b)(iv-A):

"(iv-A) (a) increase any advance rate set forth in the definition of "Borrowing Base" or (b) amend or modify Section 2.15(a) to increase the amount of Protective Advances permitted beyond the amount of Protective Advances that would have been permitted under Section 2.15(a) as in effect on the Closing Date, in each case, without the written consent of the holders of more than 66-2/3 of the Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Revolving Extensions of Credit then outstanding"


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                           ; and

                           (iii) by deleting the last paragraph of Section 10.1
in its entirety.

                  3. EFFECTIVENESS. This Amendment shall become effective on the date on which the Administrative Agent has received (a) this Amendment, executed and delivered by the Administrative Agent, Holdings, the Borrower and the Required Lenders and (b) the Consent (attached hereto), executed and delivered by the Subsidiary Guarantors. The Borrower confirms it is obligated for the Administrative Agent's expenses associated with this Amendment as provided in
Section 10.5 of the Credit Agreement.

                  4. REPRESENTATION AND WARRANTIES. Each of Holdings and the Borrower hereby represents and warrants that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  5. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any Default, Event of Default or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. As expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  6. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

                  7. EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                               DLI HOLDING II CORP.


                                       By:
                                                    Name:
                                                    Title:

                                               DEL LABORATORIES, INC


                                       By:
                                                    Name:
                                                    Title:


                                               JP MORGAN CHASE BANK, N.A.,
                                               as Administrative Agent and as
                                     Lender


                                       By:
                                                    Name:
                                                    Title:








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                                     CONSENT

                          DATED AS OF FEBRUARY 23, 2006


                  The undersigned, as Subsidiary Guarantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents hereby consent and agree to the foregoing First Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said First Amendment, each reference therein to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said First Amendment and (ii) each of the Guarantee and Collateral Agreement and the other Security Documents and the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said First Amendment.


                           DEL PHARMACEUTICALS, INC.


                           By:
                              --------------------------------------------------
                                    Name:
                                    Title:


                           DEL PROFESSIONAL PRODUCTS, INC.


                           By:
                              --------------------------------------------------
                                    Name:
                                    Title:


                           ROYCE & RADER, INC.


                           By:
                              --------------------------------------------------
                                    Name:
                                    Title:


                           565 BROAD HOLLOW REALTY CORP.


                           By:
                              --------------------------------------------------
                                    Name:
                                    Title:


                           PARFUMS SCHIAPARELLI, INC.


                           By:
                              --------------------------------------------------
                                    Name:
                                    Title:









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                                Signature page to the First
                                Amendment, dated as of February
                                23, 2006, to the DEL LABORATORIES,

                               INC. Credit Agreement








                                        Wachovia Bank, N.A.


                                       By:
                                          Name:
                                          Title: